Exhibit 99.1

Exhibit 99.1

March 2015

4Q Results 2014 | cbbank.com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, includingchanges in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology inbanking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers andcontrol expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports includingits Annual Report on Form 10-K for the year ended December 31, 2014, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

4Q Results 2014 | cbbank.com 2

CVB Financial Corp. (CVBF)

Total Assets: $7.4 Billion

Gross Loans: $3.8 Billion

Total Deposits (Including Repos): $6.2 Billion

Total Equity: $878 Million

Largest financial institution headquartered in the Inland Empire region of Southern

California. Founded in 1974

Locations in 42 cities with 40 business financial centers and 6 commercial banking centers and 3 trust office locations serving the Inland Empire, LA County, Orange County, San Diego County and the Central Valley of California

Source: Q4 2014 earnings release & company filings.

4Q Results 2014 | cbbank.com 3

Experienced Leadership

Name Position Banking Experience CVBF Service

Christopher D. Myers President & CEO 31 Years 9 Years

Richard C. Thomas Executive Vice President 5 Years 4 Years

Chief Financial Officer

James F. Dowd Executive Vice President 38 Years 7 Years

Chief Credit Officer

David C. Harvey Executive Vice President 25 Years 5 Years

Chief Operations Officer

David A. Brager Executive Vice President 27 Years 12 Years

Sales Division

R. Daniel Banis Executive Vice President 33 Years 3 Years

CitizensTrust

Yamynn DeAngelis Executive Vice President 36 Years 28 Years

Chief Risk Officer

Richard Wohl Executive Vice President 26 Years 3 Years

General Counsel

4Q Results 2014 | cbbank.com 4

Board of Directors

Name CVB Experience Age

Ray O’Brien—Chairman 2 Years 58

George Borba Jr.—Vice Chairman 2 Years 47

Steve Del Guercio 2 Years 53

Robert Jacoby 9 Years 73

Hal Oswalt 1 Year 66

San Vaccaro 15 Years 82

Chris Myers—CEO 9 Years 52

4Q Results 2014 | cbbank.com 5

Who is CVB Financial Corp.?

4Q Results 2014 | cbbank.com

Largest Banks Headquartered in California

Rank Name Asset Size (12/31/14) In millions

1 Wells Fargo $1,687,155

2 Union Bank $113,120

3 Bank of the West $71,682

4 First Republic Bank $48,353

5 SVB Financial $39,345

6 City National Bank $32,610

7 East West Bank $28,738

8 OneWest Bank $21,805

9 Pacific Western Bank $16,235

10 Cathay Bank $11,512

11 CVB Financial Corp. $7,378

12 BBCN $7,140

13 Farmers & Merchants of Long Beach $5,581

14 Westamerica Bank $5,036

Source: SNL Financial

4Q Results 2014 | cbbank.com 7

Bank Accomplishments & Ratings

151 Consecutive Quarters of Profitability

101 Consecutive Quarters of Cash Dividends

#4 Rated Bank: BankDirector Magazine

Bank Performance Scorecard (August 2014)

BauerFinancial Report

Five Star Rating (September 2014)

78 Consecutive Quarters

Fitch Rating

BBB (September 2014)

4Q Results 2014 | cbbank.com

Our Markets

4Q Results 2014 | cbbank.com

Existing Locations

40 Business Financial Centers

6 Commercial Banking Centers

3 CitizensTrust Locations

Corporate Office

Business Financial Centers Commercial Banking Centers itizensTrust

San Diego – NEW Opened 06/02/2014

10

Deposits*

# of Center Total Deposits Total Deposits

(000’s) Locations (12/31/13) (12/31/14)

Los Angeles County 18 $1,921,122 $2,154,938

Inland Empire 9 $1,842,239 $1,913,988

(Riverside & San Bernardino Counties)

Central Valley 9 $866,085 $920,951

Orange County 9 $651,139 $878,466

Other 1 $253,297 $299,942

Total 46 $5,533,882 $6,168,285

Average Cost of Deposits (Year-to-Date) 0.12% 0.11%

*Includes Customer Repurchase Agreements

4Q Results 2014 | cbbank.com

Total Deposits*

$7,500,000 $6,500,000 $5,500,000 $4,500,000 $3,500,000 $2,500,000 $1,500,000

$500,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

(000’s)

2010 2011 2012 2013 2014

Non-Int Bearing Dep Interest Bearing Deposits*

*Interest Bearing Deposits includes REPOs

4Q Results 2014 | cbbank.com 12

Deposit Cost Comparison

Source: Q4 2014 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

1.00%

0.90% CVBF Peers

0.80%

0.70%

0.60%

0.50%

0.40%

0.30%

0.20%

0.10%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 2011 2012 2013 2014

4Q Results 2014 | cbbank.com 13

Total Loans*

Average

# of Center Total Loans*

Loans per

Locations (12/31/2014)

(000’s) Location

Los Angeles County 18 $82,290 $1,481,226

Central Valley 9 $91,317 $821,854

Inland Empire

(Riverside & San Bernardino Counties) 9 $75,014 $675,128

Orange County 9 $60,410 $543,689

Other 1 $310,866 $310,866

Total 46 $83,321 $3,832,763

*Prior to MTM discount, loan fees, loan loss reserve and loans Held for Sale

Starting in the 4th quarter of 2014, covered and non-covered loans are combined

4Q Results 2014 | cbbank.com

Total Loans*

$4,400,000

$4,200,000

$4,000,000

$3,800,000

$3,600,000

$3,400,000

$3,200,000

$3,000,000

$2,800,000

$2,600,000

$2,400,000

$2,200,000

$2,000,000

(000’s) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2010 2011 2012 2013 2014

Total Loans*

*Starting in the 4th quarter of 2014, covered and non-covered loans are combined (Purchase Credit Impaired or PCI) Before deferred loan fees, discount on PCI loans, and loans held for sale

Includes covered and non-covered loans for all periods presented

4Q Results 2014 | cbbank.com

Loan Portfolio Composition

Total Loans by Type

Municipal Lease Finance

Other, 1.9%

Receivables, 2.0% Dairy, Livestock &

SFR Mortgage, Agribusiness, 5.4% 7.4% Multi-Family, 5.6% Commercial & Industrial, 14.1%

Construction RE, 1.4% Commercial RE- Non-Owner, 40.0% Commercial RE—Owner Occupied, 22.2%

Source: Q4 2014 earnings release & company reports

Starting in the 4th quarter of 2014, covered and non-covered loans are combined

4Q Results 2014 | cbbank.com 16

Credit Quality

4Q Results 2014 | cbbank.com

Non-Performing Assets*

$200,000 $180,000 $160,000 $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (000’s) 2009 2010 2011 2012 2013 2014 Non-Performing Loans OREO

*Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

4Q Results 2014 | cbbank.com 18

Classified Loans*

$800,000

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

(000’s)

2009 2010 2011 2012 2013 2014

*Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

4Q Results 2014 | cbbank.com 19

Loans: Net Charge-Offs*

$0

2009 2010 2011 2012 2013 2014

$10,000

$20,000

$30,000

$40,000

$50,000

$60,000

$70,000

(000’s) Net Charge-Offs (by year)

*Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

4Q Results 2014 | cbbank.com 20

Profits

4Q Results 2014 | cbbank.com

Net Income

$32,500

$30,000

$27,500

$25,000

$22,500

$20,000

$17,500

$15,000

$12,500

$10,000

$7,500

$5,000

$2,500

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

(000’s)

2009 2010 2011 2012 2013 2014

Net Income After Taxes

$20.4 million FHLB prepayment charge

4Q Results 2014 | cbbank.com

Earnings

(000’s) 2010 2011 2012 2013 2014

Net Interest Income $259,317 $234,681 $236,950 $216,266 $236,514

Provision for Loan Losses ($61,200) ($7,068) $0 $16,750 $16,100

Other Operating

Income/Expenses (Net) ($111,378) ($106,809) ($122,257) ($88,741) ($89,817)

Income Taxes ($23,804) ($39,071) ($37,413) ($48,667) ($58,776)

Net Profit After Tax $62,935 $81,733 $77,280 $95,608 $104,021

4Q Results 2014 | cbbank.com 23

Net Interest Margin

4.25%

3.92% 8 Year Average: 3.55%

4.00%

3.75%

3.50%

3.50%

3.25% 2.92%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2007 2008 2009 2010 2011 2012 2013 2014

Normalized*

*Normalized tax-equivalent excludes accretion on covered loans

4Q Results 2014 | cbbank.com 24

Efficiency & Expenses

4Q Results 2014 | cbbank.com

Efficiency Ratio

90.00%

80.00%

70.00%

60.00%

50.00%

40.00%

30.00%

20.00%

10.00%

0.00%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2011 2012 2013 2014

Efficiency Ratio

$20.4 million FHLB prepayment charge

4Q Results 2014 | cbbank.com 26

Non-Interest Expense as a % of Average Assets

3.50%

3.00%

2.50%

2.00%

1.50% 1.67%

1.00%

0.50%

0.00%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2011 2012 2013 2014 Non-Interest Expense as a % of Average Assets

$20.4 million FHLB prepayment charge

4Q Results 2014 | cbbank.com 27

Capital

4Q Results 2014 | cbbank.com

Capital Ratios

Regulatory Regulatory December 31, 2014*

Minimum Ratio Well-Capitalized Ratio

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 16.99%

Total Risk-based Capital Ratio 8.0% 10.0% 18.24%

Tier 1 Leverage Ratio 4.0% 5.0% 10.86%

Tangible Capital Ratio 10.97%

Core Tier 1 Capital Ratio 16.46%

* CVB Financial Corp.—Consolidated 29

Securities & Investments

4Q Results 2014 | cbbank.com

Securities Portfolio*

—$3.1 Billion—

Trust Preferred

Yield on securities 0.16% Municipal

portfolio = 2.58% CMO’s / Bonds 18.48%

for the 4th Quarter 2014 REMIC’s 9.69%

Government

Agency &

GSEs 10.55%

MBS 61.12%

Securities portfolio totaled $3.14 billion at 12/31/2014. The portfolio represents 42.54% of the

Bank’s total assets

Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4.2% of the municipal bond portfolio

*Securities Available For Sale

4Q Results 2014 | cbbank.com Source: Q4 2014 earnings release. As of 12/31/2014 securities held-to-maturity were valued at

approximately $1.5 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio*

$3.1 Billion

Mark-to-Market (Pre-tax)

$100,000

$80,000

$53,578

$60,000

$40,000

$20,000

$0

-$20,000

-$40,000

Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sept Dec Mar Jun Sept Dec

09 09 09 10 10 10 10 11 11 11 11 12 12 12 12 13 13 13 13 14 14 14 14

(000’s)

*Securities Available For Sale

4Q Results 2014 | cbbank.com

CVBF Assets

12/31/06

$6.1 Billion

Loans, Securities

net 42.4%

49.9%

Goodwill & Fed

Intangibles Balance*

0.7% Other 4.6% 2.4%

12/31/14

$7.4 Billion

Securities

Loans,

42.5%

net 50.9%

Fed Balance* Goodwill & 0.5% Intangibles Other 5.0%

1.1%

*Includes overnight funds held at the Federal Reserve, Interest earning—

due from Correspondent Banks, other short-term money market

accounts or certificates of deposit

4Q Results 2014 | cbbank.com 33

Yield on Securities vs. Yield on Loans

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2009 2010 2011 2012 2013 2014

Yield on Loans* Yield on Securities

4Q Results 2014 | cbbank.com *Excluding Discount Accretion

CVBF Liabilities

12/31/06

$5.7 Billion

Junior

subordinated

Debentures 1.9% 12/31/14

$6.5 Billion

Borrowings

Other

3.8% Junior

Borrowings Liabilities

subordinated

36.0% Total 0.9% Debentures

Deposits* 0.4%

61.4%

Other

Liabilities

0.7%

Total

Deposits*

94.9%

*Includes Customer Repurchase Agreements

4Q Results 2014 | cbbank.com

Recent Announcement

4Q Results 2014 | cbbank.com

Federal Home Loan Bank Debt

$200 Million repaid on February 23, 2015

Maturity: November 2016

Interest Rate: 4.52%

Prepayment Penalty: $13.4 Million

4Q Results 2014 | cbbank.com 37

‘CVBF’ Cost of Funds

12/31/2014 Estimated Proforma*

Cost of Deposits 0.11% 0.11%

(Includes REPO’s)

FHLB Debt 4.52% N/A

($200 Million)

Trust Preferred 1.61% 1.61%

Total Cost of Funds 0.26% 0.12%

*Proforma based off 12/31/2014 year to date average balances

4Q Results 2014 | cbbank.com 38

Our Growth Strategy

4Q Results 2014 | cbbank.com

Our Vision

Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

4Q Results 2014 | cbbank.com 40

Target Customer

The best privately-held and/or family-owned businesses throughout California

— Annual revenues of $1-200 million

— Top 25% in their respective industry

— Full relationship banking

— Build 20-year relationships

4Q Results 2014 | cbbank.com 41

Three Areas of Growth

4Q Results 2014 | cbbank.com 42

Acquisition Strategy

—Banks—

Target size: $200 million to $2 billion in assets

Financial & Strategic

In-market and/or adjacent geographic market

(California only)

—Trust/Investment—

Target size: AUM of $200 million to $1 billion

In California

—Banking Teams—

In- market & ‘new’ markets

4Q Results 2014 | cbbank.com

Our ‘Critical Few’

Execute on DeNovo Growth Initiatives Pursue Strategic Acquisitions Quality Loan Growth

Provide Customer Solutions Through Technology

Expand Market Share Through Same Store Sales

4Q Results 2014 | cbbank.com

Copy of presentation at www.cbbank.com

4Q Results 2014 | cbbank.com